Exhibit 10.52

AMENDMENT NO. 1 TO

DRUG DISCOVERY COLLABORATION AGREEMENT

THIS AMENDMENT NO. 1 TO DRUG DISCOVERY COLLABORATION AGREEMENT (this “Amendment”) effective as of November 26, 2013 (the “Amendment Date”), is made by and between Array BioPharma Inc., a Delaware corporation (“Array”), and Loxo Oncology, Inc., a Delaware corporation (“Loxo”).

WHEREAS, the parties previously entered into that certain Drug Discovery Collaboration Agreement dated as of July 3, 2013 (the “Agreement”) and the parties wish to amend the Agreement in certain respects on the terms and conditions set forth herein.

NOW THEREFORE, capitalized terms not defined in this Amendment shall have the meaning ascribed in the Agreement, and the parties hereby agree as follows:

1.                                      Amendment.  Section 2.4 of the Agreement is hereby amended to add the following immediately to the end thereof:

Each calendar month during the Discovery Program, on a monthly basis, Loxo shall have the right, upon agreement by Array, to increase the maximum number of Array FTEs to be used under the Discovery Program during such calendar month by [***] FTEs, i.e. from [***]  FTEs to [***]  FTEs.  Loxo may exercise such right by providing written notice (which may be via email from the Loxo CEO) to Array prior to commencement of such calendar month. If Array agrees to the increase for such month, then for each calendar month in which Loxo adds [***] additional FTEs above the maximum specified limit, Loxo shall pay to Array an additional payment of [***] prior to the beginning of such calendar month.  Array will not unreasonably withhold its agreement to such additional FTEs provided that such additional FTEs are reasonably available to Array.

2.                                      Miscellaneous.  This Amendment shall be effective for all purposes as of the Amendment Date.  Except as expressly modified herein, the Agreement shall continue to remain in full force and effect in accordance with its terms.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives effective as of the Amendment Date.

LOXO ONCOLOGY, INC.		ARRAY BIOPHARMA INC.

By:	/s/ Joshua H. Bilenker	By:	/s/ John Moore

Name:	Joshua H. Bilenker	Name:	John Moore

Title:	CEO	Title:	General Counsel

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.